EXCHANGE LISTED FUNDS TRUST

Bancreek U.S. Large Cap ETF (NYSE Arca Ticker: BCUS)

Bancreek International Large Cap ETF (NYSE Arca Ticker: BCIL)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 7, 2024, to each Fund’s currently effective

Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with those documents.

Effective immediately, the first paragraph in the section of BCUS’s SAI titled “THE DISTRIBUTOR” is deleted in its entirety and replace with the following:

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), (the “Distributor”) are parties to an amended and restated distribution agreement (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Effective immediately, the second paragraph in the section of each Fund’s SAI titled “THE DISTRIBUTOR” is deleted in its entirety and replace with the following:

Under the Distribution Agreement, the Distributor, as agent for the Trust, will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units, review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust, and maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).